Exhibit 10.1

1 PATENT ASSIGNMENT AGREEMENT This Patent Assignment Agreement (this “Agreement”) is made as of August 22, 2022 (the “Effective Date”), by and between Joseph Faig, an Individual with an address at (“Assignor”), and American Metals Recovery and Recycling Inc., a Nevada Corporation with an address as 4301 Westbank Dr. Suite 110B Austin, Texas 78746 (Assignee”) (hereinafter referred to collectively as the “Parties” and individually as a “Party”). RECITALS WHEREAS, Assignor is an inventor of cellular radio shroud technology (the “Invention”), and has along with two other individuals, been granted United States Letters Patent for said invention, Patent No. US 10,476,138 B2 (the “Patent”), granted on the patent application filed with the United States Patent and Trademark Office, Patent Application Number 15/787,074 (the “Patent Application”). WHEREAS, Assignor has agreed to irrevocably transfer and assign to Assignee all of his rights, title, ownership, and interest, on a worldwide basis in and to the Patent and the Patent Application, a copy of which is set forth on Exhibit A; WHEREAS, Assignor is the one-third (1/3) owner of all rights, title, ownership, and interest in and to the Patent and Patent Application; NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows: AGREEMENT 1. ASSIGNMENT 1.1 Assignor hereby irrevocably assigns, conveys, sells, grants and transfers and agrees to assign, convey, sell, grant and transfer to Assignee all of its rights, title, ownership, and interest of every kind and character throughout the world in and to (a) the Patent and Patent Application to the full extent of his ownership or interest therein, including, without limitation, all domestic and foreign patent applications and registrations therefor (and all patents that issue therefrom and all divisions, continuations, continuations-inpart, reexaminations, substitutions, reissues, extensions and renewals of such applications, registrations and patents, and the right to apply for any of the foregoing, and all pending and abandoned patent applications to which any of the Patent claims priority); (b) all inventions, invention disclosures, and discoveries described in the Patent and Patent Application to the extent that such inventions, invention disclosures and discoveries could be claimed in any Patent; (c) all patents that are related to the Patent and Patent Application through terminal disclaimer, (d) all goodwill associated therewith; (e) all rights to causes of action and remedies related thereto (including, without limitation, the right to sue for past, present or future infringement, misappropriation or violation of rights related to the foregoing and to retain any damages and profits due or accrued); and (f) any and all other rights and interests arising out of, in connection with or in relation to the Patent and Patent Application. The Parties agree to have executed and file with the United States Patent and Trademark Office the confirmatory assignment with respect to the Patent and Patent Application attached hereto as Exhibit B. Upon Assignee’s request, Assignor will promptly take such other actions, including, without limitation, the prompt execution and delivery of documents in recordable form, as may be reasonably necessary to vest, secure, perfect, protect or enforce the rights and interests of Assignee in and to the Patents. 1.2 Appointment. In the event that Assignee is unable, after reasonable notice to Assignor, for any reason whatsoever, to secure Assignor’s signature to any document Assignor is required to execute pursuant to this Section 1 to vest, secure, perfect, protect or enforce the rights and interests of Assignee in and to the Assigned Property, Assignor hereby irrevocably designates and appoints Assignee and its duly authorized officers and agents as Assignor’s agents and attorneys-in-fact, to act for and on its behalf and instead of Assignor, to execute and file any such documents and to do all other lawfully permitted acts to further the 2455 VISTORIA DRIVE. Cumming, GA 30041 2 purposes of Section 1 with the same legal force and effect as if executed by Assignor. 2. PAYMENT In consideration of the assignment of rights granted pursuant to Section 1, Assignee provided Assignor with a full time employment position with a base salary of Two Hundred Thousand Dollars ($200,000) annually as well as other benefits, for a period of two years pursuant to the terms of the Employment Agreement between the Parties. 3. REPRESENTATIONS AND WARRANTIES 3.1 Authority. Each Party represents and warrants that it has the full power and authority to enter into this Agreement and to perform its obligations hereunder, and that the performance of such obligations will not conflict with or result in a breach of any agreement to which such Party is a party or is otherwise bound. 3.2 Title. Assignor represents and warrants that Assignor is the lawful one third (1/3) owner of all right, title and interest in and to the Patent and Patent Application, and has the unrestricted right to grant the rights granted under Section 1 to this Agreement free and clear of any title defects, encumbrances, liens, security interests, mortgages, registrations, licenses, immunities or claims of any nature (including, without limitation, covenants not to sue, government grants, identifications to standard committees, or any other restriction on the rights relating to the Patents) whether threatened, pending or otherwise held or claimed by anyone (collectively, “Encumbrances”), except as listed on Exhibit C. Assignor represents and warrants that there are no Encumbrances other than those listed on Exhibit C. Assignor has not received notice of (and Assignor is not aware of any facts or circumstances which could reasonably be expected to give rise to) any other actions, suits, investigations, claims or proceedings threatened, pending or in progress relating in any way to the Patents. Assignor represents and warrants that he does not have any written agreement with the co-inventors and co-applicants to the Patent. Assignor also represents and warrants that he is not a Party to any Employment Contract with any person or entity other than Assignee. 3.3 Validity and Enforceability. Assignor represents and warrants to Assignee that the Patents have never been found invalid or unenforceable for any reason in any administrative, arbitration, judicial or other proceeding. Assignor has provided Assignee with all information and challenges concerning the title to, and validity, patentability and/or enforceability of, the Patents. 3.4 No Government Funds Used. Assignor represents and warrants to Assignee that no funding from or facilities of a government, university, college, other educational institution or research center was utilized in the development of the intellectual property that is the subject of the Patent or Patent Application, and the Patent and Patent Application are free from Encumbrances of any U.S. or foreign government, university, college, or other educational institution or research center. 3 3.5 Additional Obligations. 3.5.1 Maintenance and Other Fees. Assignor shall (i) pay any maintenance fees, annuities, and the like that become due on the Patents and/or for which the window period will become open after the Effective Date and up to 60 days after the Effective Date and Assignee shall reimburse Assignor for any such payments made by Assignor; (ii) provide, on or before the Effective Date, a list to Assignee of the dates on which any such fees, annuities and the like will become due and/or for which the window period will open during the two (2) month period following the Effective Date; and (iii) shall otherwise use its reasonable best efforts to assist Assignee in preventing abandonment of the Patents. Assignor shall be responsible for all invoices, expenses, and fees pending to outside prosecution counsel or agents existing on the Effective Date. Assignee shall be responsible for all taxes and fees relating to purchase of the Patent, other than income taxes and withholding taxes imposed on Assignor. Assignee will timely remit to the appropriate taxing authorities all taxes, levies or other imposts as required by law, including any withholding taxes imposed on this payment to Assignor, and shall provide Assignor with written evidence that such payment was made. Assignor and Assignee shall cooperate with each other and take all commercially reasonable steps to (i) file certificates and other documentation with taxing authorities and/or (ii) legitimately obtain a reduction or elimination of, or credit for, any taxes, levies or other imposts arising from transactions contemplated by this Agreement. 3.5.2 Deliverables and Transfer of In-House and Outside Prosecution Files. Assignor shall be responsible for all costs and expenses associated with the transfer of prosecution-related files from Assignor to Assignee. On the Effective Date, Assignor shall send to Assignee: (a) Original letters patent for the Patent and Patent Application. (b) Originals of all assignment agreements in his possession for the Patent. (c) Each patent prosecution (docket) file in its possession for the Patent. (d) To the extent the same are in the possession, custody, or control of Assignor, copies of those relevant portions of laboratory notebooks and related documents and things as are reasonably related to the conception, reduction to practice, and prosecution of any Patent. To the extent such documents and things currently exist, Assignor further agrees to maintain such records intact consistent with its policy for records retention. 4. GENERAL 4.1 Governing Law. This Agreement is to be construed in accordance with and governed by the internal laws of the State of Texas without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of Texas to the rights and duties of the parties. 4.2 Attorneys’ Fees. If either Party commences any action or proceeding against the other Party to enforce this Agreement or any of such Party’s rights hereunder, the prevailing Party will be entitled to its reasonable expenses related to such action or proceeding, including reasonable attorneys’ and expert fees. 4.3 No Waiver. No delay, failure or waiver by either Party to exercise any right or remedy under this Agreement, and no partial or single exercise of any such right or remedy, will operate to limit, preclude, cancel, waive or otherwise affect such right or remedy, nor will any single or partial exercise of such right or remedy limit, preclude, impair or waive any further exercise of such right or remedy or the exercise of any other right or remedy. 4.4 Severability. If any provision of this Agreement is determined to be invalid or unenforceable, the validity or enforceability of the other provisions or of this Agreement as a whole will not be affected; 4 and, in such event, such provision will be changed and interpreted so as best to accomplish the objectives of such provision within the limits of applicable law or applicable court decision. 4.5 Entire Agreement. This Agreement, including any exhibit(s) hereto which are incorporated herein by this reference, serves to document formally the entire understanding between the Parties relating to the subject matter hereof, and supersedes and replaces any prior or contemporaneous agreements, negotiations or understandings (whether oral or written) relating to the same subject matter. No amendment or modification of any provision of this Agreement will be effective unless in writing and signed by a duly authorized signatory of the Party against which enforcement of the amendment or modification is sought. IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date. ASSIGNOR By: ASSIGNEE By: Name (Print): Josef Faig Name (Print): James Frinzi Title: SVP Title: CEO 5 EXHIBIT A PATENT EXHIBITB CONFIR1\1ATORYPATEJ\1 ASSIGNMEl'1 FORM IN THE UNITED STATES PATENT AND TRADEl\L>\RK OFFICE AsSIGN.MENT WHEREAS, JOSEF FAIG an individual with his address at __________ ("ASSIGNOR") owns one third (1/3) of the patent applications and/or registration, as set forth in Attachment 1 attached hereto and incorporated herein by this reference ("PA TENT'); and WHEREAS, American Metals Recoverv and Recvcling Inc., a Nevada Corporation with an address as 4301 Westbank Dr. Suite l lOB Austin, Texas 78746 ("ASSIGNEE"), desires to acquire all of the right. title, ownership, and interest of ASSIGNOR in. to and under the PATENT; ,VHEREAS, ASSIGNOR and ASSIGNEE have entered into a certain Patent Assignment Agreement, dated August 7?, 2022. assigning, among other things. all right, title. ownership and interest in and to the PATENT from ASSIGNOR to ASSIGNEE; Now, THEREFORE, in consideration of the sum of $200,000 annual base salary for a two year period as well as other benefits pursuant to the Employment Agreement between Assignee and Assignor. and other good and valuable consideration paid by ASSIGNEE to ASSIGNOR. the receipt and sufficiency of which hereby is acknowledged, ASSIGNOR does hereby sell, assign, transfer and convey unto ASSIGNEE his entire right, title, ownership. and interest in and to the PATENT, including all divisions, continuations, continuations-in-part, reexaminations, substitutions, reissues, extensions and renewals of the applications and registrations for the PA TENT ( and the right to apply for any of the foregoing); all rights to causes of action and remedies related thereto (including, without limitation, the right to sue for past, present or future infringement, misappropriation or violation of rights related to the foregoing); and any and all other rights and interests arising out of. in connection with or in relation to the PA TENT. IN,VITl\'ESS "'HEREOF, ASSIGNOR has caused this Assignment to be duly executed by an authorized officer on this __ My ofAUGU By: Name: JOSEF F AIG Title: One-Third ( 1/3) O\vner of the Patent STATE OF _____ _ COUNTY OF fo,l:\.i+l'\ e me, the undersigned notary public in and for said County and State, personally appeared personally known to me [ 01] l..-,,1)f0Ved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity(ies) and that, by his/her signature(s) on the instrument, the person(s) or the entity(ies) upon behalf of which the person(s) acted executed the instmment. Jy[y commission expires on ATTACHMENT 1 PATENT EXHIBIT C ENCUMBRANCES N/A